UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07959

Advisors Series Trust
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Douglas G. Hess, President
Advisors Series Trust
c/o U.S. Bancorp Fund Services, LLC
777 East Wisconsin Avenue, 5th Floor
Milwaukee, WI 53202
 (Name and address of agent for service)

(414) 765-6609
(Registrant's telephone number, including area code)

Date of fiscal year end:  December 31, 2016

Date of reporting period:  December 31, 2016

Item 1. Reports to Stockholders.

Capital Advisors Growth Fund

Annual Report

December 31, 2016

CAPITAL ADVISORS GROWTH FUND
January 19, 2017

Dear Shareholder,

The Capital Advisors Growth Fund (the “Fund”) returned 9.71% in 2016, compared to gains of 11.96% and 7.08% for the Fund’s benchmarks, the S&P 500® Index and Russell 1000® Growth Index, respectively.

The following data summarizes the Fund’s performance over various holding periods ending December 31, 2016, in comparison to the Fund’s relevant benchmarks:

Periods Ending December 31, 2016

		Russell 1000®
	Fund	Growth Index	S&P 500® Index
6-Months	5.92%	5.64%	7.82%
12-Months	9.71%	7.08%	11.96%
3-Years	6.13%	8.55%	8.87%
5-Years	11.71%	14.50%	14.66%
10-Years	6.69%	8.33%	6.95%
Inception (12/31/1999)	2.49%	2.69%	4.51%

Net Expense Ratio: 1.27%^ Gross Expense Ratio 1.51%

^
Capital Advisors, Inc. (“Capital Advisors”), the Fund’s investment advisor, has contractually agreed to waive a portion or all of its management fees and/or pay Fund expenses, until April 28, 2017, to ensure that the Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses, taxes, interest and extraordinary expenses) do not exceed 1.25% of average daily net assets of the Fund. The net expense ratio represents the percentage paid by investors.

Performance data quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month-end may be obtained by calling 1-866-205-0523.

The Fund imposes a 2.00% redemption fee if shares are redeemed within 7 days of purchase. Performance data does not reflect the redemption fee. If it had, returns would be reduced.

PERFORMANCE ATTRIBUTION

Individual stocks that contributed most to the Fund’s return in 2016 included Synchrony Financial (“Synchrony”) (SYF: $36.27), Citigroup, Inc. (“Citigroup”) (C: $59.43) and Continental Resources, Inc. (“Continental Resources”) (CLR: $51.54).  Citigroup and Synchrony benefited from a

CAPITAL ADVISORS GROWTH FUND

strong rally in financial stocks in the final months of the year, presumably driven by investor expectations for tighter monetary policy and looser fiscal policy in 2017, which might support higher interest rates to the benefit of many companies in the financial sector.  As one of the leading producers of oil and gas through domestic horizontal drilling innovation, Continental Resources benefited from the recovery in oil and gas prices during the year.

The three biggest underperformers during the year were Gilead Sciences, Inc. (“Gilead”) (GILD:  $71.61), Allergan PLC (“Allergan”) (AGN:  $210.01), and Express Scripts Holding Co. (“Express Scripts”) (ESRX:  $68.79).  The Fund continues to hold Gilead and Allergan.  In fact, both positions were increased materially in mid-December. The Fund no longer holds its position in Express Scripts.

PORTFOLIO DESIGN

The graph below has been updated since the letter in August to reflect the recent risk profile of the Fund.  The graph reflects the Fund’s relatively cautious approach since the financial crisis.  More recently, we began a downward shift in the risk level in the second half of 2013 in response to higher valuation multiples in the stock market following a strong advance that year.

Source: Capital Advisors, Inc.Note:  Y-Axis represents Capital Advisors’ Internal Risk Score

We manage risk in the Fund through stock selection.  Each stock in the portfolio is categorized according to its degree of uncertainty.  The most conservative category – “Stable Earners” – includes companies with well-established business models and limited variability from quarter to quarter.  “Accelerated Growers” are in the rapid growth phase of their corporate life cycle, when the opportunity for profit is high, but so is the uncertainty surrounding the pace

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and duration of the accelerated growth period.  We call the most aggressive category “Emerging Franchises.”  These companies pioneer new industries, or apply a completely novel business model to an existing industry.  Uncertainty can be quite high for these companies because the basic inputs into the valuation calculation involve a wide range of possibilities.

We adjust the risk level of the Fund by tilting the relative weightings among Stable Earners, Accelerated Growers and Emerging Franchises based on the overall market climate.  When the valuation level of the stock market is high, implying a relatively less favorable range of outcomes going forward, we might increase exposure to Stable Earners and reduce the allocation to Emerging Franchises and Accelerated Growers.  We have been pursuing a relatively conservative portfolio structure since the second half of 2013.

OUTLOOK

As of mid-January many investors seem optimistic about the possible investment implications of the incoming Trump administration.  Specifically, investors seem hopeful for sensible tax reform, a lighter approach to regulatory policy, and a transition toward fiscal stimulus through infrastructure spending.

January 1, 1998 to December 27, 2016

Note: The index in this chart refers to the percentage of respondents to a survey question about whether future stock prices might be higher.  The survey is conducted by the Conference Board.

We can imagine a scenario where the U.S. stock market might overshoot to the upside in 2017 based upon the hopeful narrative that seems to be building around the preliminary policy proposals of the Trump

CAPITAL ADVISORS GROWTH FUND

administration.  Importantly, investors’ dreams for this policy prescription may have an opportunity to blossom unchecked for several months before actual policy changes take shape in Washington, and it will take longer still before the impact of any policy actions becomes measurable.

In the meantime, if stock prices sustain the momentum that started in November it might help to validate the bullish narrative.  As long as investors can dream about the future without being interrupted by objective facts – like an actual tax reform bill, for example – a rising stock market has the potential to embolden the bullish narrative by implying that it seems to be correct.

To be clear, an upside overshoot is just one of several possibilities for the stock market in 2017, and we do not expect anything comparable to the internet mania of the late-1990s in terms of upside potential.  Our point is that the probability of an overshoot in 2017 may have increased materially due to the apparent willingness of many investors to imagine a “best case scenario” for the incoming Trump administration (for now).

Although it can be very profitable to participate in a stock market overshoot, we believe it is critical to recognize that the fundamental foundation for a substantial move higher from today’s starting point looks weak, in our opinion.  Most valuation metrics for the domestic stock market are already trading near the top of their historical range, so any material advance from here would push these measures that much further toward the extreme.

Nonetheless, we believe the odds of an upside overshoot in 2017 are high enough to justify continued participation for all but the most risk-averse investors.  We hope to use whatever rallies the stock market might offer in 2017 to reduce risk in the Fund, and we will be on the lookout for signs that market conditions may be deteriorating, with or without an overshoot to the upside.

FUND HOLDINGS

The ten largest holdings in the Fund as of December 31, 2016 were as follows:

Security	No. Shares	Cost/Share	Market/Share	Portfolio %
Citigroup, Inc.	50,100	45.02	59.43	6.6
Synchrony Financial	71,800	28.28	36.27	5.7
Allergan PLC	11,700	230.03	210.01	5.4
Brookfield Asset
Management, Inc.	70,200	23.49	33.01	5.1
Apple, Inc.	17,700	64.41	115.82	4.5
Gilead Sciences, Inc.	23,900	81.87	71.61	3.8
Continental Resources, Inc.	30,000	21.70	51.54	3.4
Walt Disney Co.	14,500	93.20	104.22	3.3
Amazon.com, Inc.	1,900	192.21	749.87	3.1
Procter & Gamble Co.	15,700	64.74	84.08	2.9

CAPITAL ADVISORS GROWTH FUND

Of the 27 common stocks held by the Fund as of December 31, 2016, the 10 largest holdings represented 43.8% of total assets.  The Fund held 14.8% of its assets in interest bearing cash reserves as of December 31, 2016.

RECENT ADDITIONS TO THE FUND

Recent new additions to the Fund’s portfolio include Walt Disney Co. (“Disney”) (DIS: $104.22) and Cerner Corp. (“Cerner”) (CERN: $47.37).  Disney is a leading media conglomerate with key operations in filmed entertainment, television, theme parks, and merchandise licensing.  The Fund initiated its position after the stock declined approximately 20% over the prior 12-months, most likely due to weakness in the company’s media business (ESPN, ABC, Disney Channel).

At the time, we felt Disney’s stock price might have overshot to the downside.  The pullback offered an uncommon opportunity to acquire the stock at one of its lowest relative valuations of the last decade.  We acknowledge the changing media landscape could take time to shake out, but we are comforted by the company’s efforts to identify new mediums to offer its valuable content.  We believe Disney can continue to offer sought after content across its businesses, and we expect the stock can regain its historical premium valuation relative to industry peers and the market as a whole.

Cerner is the largest independent provider of healthcare information technology and services.  The company’s solutions are used by more than 9,300 facilities worldwide, including more than 2,650 hospitals, 3,750 physician practices, 1,600 retail pharmacies, and hundreds of ambulatory centers, cardiac facilities, radiology clinics and surgery centers.1  Cerner provides a wide range of software, hardware and services designed to improve efficiency and eliminate errors throughout the healthcare system.

We believe Cerner’s recent stock price presents an unusually attractive entry point into the leading company in a growth industry.  At the Fund’s entry price the stock was trading at more than a 30% discount to its 10-year average price-to-earnings ratio (“P/E”), and the lowest P/E ratio since the depths of the financial crisis in 2008.2

We believe two factors are primarily responsible for the stock’s historically depressed valuation.  First has been a string of disappointing earnings reports that came up short of consensus expectations.  Even though 2016 is expected to represent Cerner’s 13th consecutive year of uninterrupted growth in earnings per share,3 the pace of growth fell short of analysts’ estimates in four of the past five quarters dating back to mid-2015.

_____________

[1]	Source: Company filings; Deutsche Bank
[2]	Source: Citi Research
[3]	Source: Value Line

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The second factor weighing on the stock seems to be investor uncertainty about potential changes to the Affordable Care Act (“ACA” or “Obamacare”) in the wake of the presidential election.  Purchase decisions for Cerner’s products might be delayed until greater clarity emerges on this issue from Washington.

The Fund took a position in Cerner in December because we believe both of these issues may be near a positive inflection point.  Regarding quarterly earnings disappointments, management recently re-set investor expectations lower for the remainder of 2016 and 2017.  Management’s current guidance seems conservative and achievable, so we are hopeful the stock might react more positively when Cerner next reports earnings in early 2017.

As for uncertainty from expected ACA reform, industry surveys suggest more of a business-as-usual attitude among healthcare providers relative to investors’ worst fears on this subject.  Reasons cited include an expectation that the ACA is more likely to be reformed incrementally rather than repealed outright, and a sense that many technology investments are driven more by an effort to compete in the marketplace, rather than political pressure.

Looking further out, Cerner seems well positioned to grow steadily for at least another five years, in our opinion.  Technology spending should be driven by ongoing changes in the regulatory and reimbursement structure of the healthcare sector.  In particular, a growing trend in the private sector to push for value-based care and outcomes-based payment models should drive healthy demand for innovative technology solutions to support these initiatives.  Demographic trends should provide another secular tailwind for Cerner’s business model.

CONCLUSION

We suspect the U.S. stock market might do well in the near term, but we are concerned the longer-term outlook may be hampered by today’s starting conditions.  The normalized price-to-earnings ratio, which compares the value of the stock market to its trailing 10-year average earnings, has been lower than its recent level for approximately 95% of its entire history dating back to 1872, according to data maintained by economist, Robert J. Shiller at http://www.econ.yale.edu/~shiller/data.htm.  To us, this implies a high probability that the future direction for this important driver of stock market returns might be lower.

Corporate profit margins look similarly elevated today.  Future reversion to the mean for profit margins could provide another headwind for long-term stock market returns by reducing the growth rate of corporate earnings if future profit margins turn out to be lower than today.

We expect to maintain a relatively conservative risk profile in the Fund by emphasizing “Stable Earners,” and holding some cash reserves.  This has

CAPITAL ADVISORS GROWTH FUND

been our attitude for a few years, and it seems unlikely to change until initial conditions in the stock market improve enough to support a more favorable tradeoff between risk and long-term reward in the stock market.

Even though the Fund seeks to structure its portfolio relatively conservatively, we are optimistic about the near-term because we feel there is a reasonable probability that stocks could overshoot to the upside within the next six months, or so, when investors’ hopes for the new administration might face limited interruption from actual policy changes in Washington.  We seek to participate in such an overshoot as best we can with an eye toward reducing the Fund’s risk profile even further if stocks advance materially from here.

As always, we appreciate the trust you have placed with the Capital Advisors Growth Fund.

Keith C. Goddard, CFA
Chief Investment Officer
Capital Advisors Growth Fund
CEO, Capital Advisors, Inc.

Investment performance reflects voluntary fee waivers in effect.  In the absence of such waivers, total return would be reduced.

Opinions expressed are those of Keith C. Goddard, and are subject to change, are not guaranteed, and should not be considered investment advice.

The S&P 500® Index is an unmanaged, capitalization-weighted index of 500 stocks designed to represent the broad domestic economy.

The Russell 1000® Growth Index is a market-cap weighted index of common stocks incorporated in the U.S. and its territories.  This index measures the performance of companies within the Russell 1000 Index with higher price-to-book ratios and higher forecasted growth values.  Indices are not available for direct investment and do not incur expenses.

Fund holdings and/or sector weightings are subject to change and should not be considered a recommendation to buy or sell a security.  Please refer to the schedule of investments for more complete holding information.

CAPITAL ADVISORS GROWTH FUND

Mutual fund investing involves risk. Principal loss is possible. Growth stocks typically are more volatile than value stocks. The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods. The Fund may invest in derivatives, such as options, which involve risks different from, an in certain cases, greater than the risks presented by traditional investments.

Cash Flow is the movement of money into or out of a business.  It is usually measured during a specified period of time.  Measurement of cash flow can be used for calculating other parameters that give information on a company’s value and situation.

Earnings growth is not a measure of the Fund’s future performance.

Must be preceded or accompanied by a current prospectus.  Please read it carefully before you invest.

The Fund is distributed by Quasar Distributors, LLC.

CAPITAL ADVISORS GROWTH FUND

Comparison of the change in value of a $10,000 investment in the
Capital Advisors Growth Fund versus the S&P 500® Index
and the Russell 1000® Growth Index.

	Average Annual Total Return[1]
	One Year	Five Year	Ten Year
Capital Advisors Growth Fund	9.71%	11.71%	6.69%
S&P 500® Index	11.96%	14.66%	6.95%
Russell 1000® Growth Index	7.08%	14.50%	8.33%

Performance data quoted represents past performance and is no guarantee of future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-866-205-0523.

Returns reflect reinvestment of dividends and capital gains distributions.  Fee waivers are in effect.  In the absence of fee waivers, returns would be reduced.  The performance data and graph do not reflect the deduction of taxes that a shareholder may pay on dividends, capital gains distributions, or redemption of Fund shares. Indices do not incur expenses and are not available for investment.  Performance data shown does not reflect the 2.00% redemption fee imposed on shares held for 7 days or less.  If it did, total returns would be reduced.

1    Average Annual Total Return represents the average change in account value over the periods indicated.

The S&P 500® Index is an unmanaged index generally representative of the market for stocks of large-sized U.S. companies.

The Russell 1000® Growth Index is a market-cap weighted index of common stocks incorporated in the U.S. and its territories.  This index measures the performance of companies within the Russell 1000® Index with higher price-to-book ratios and higher forecasted growth values.

CAPITAL ADVISORS GROWTH FUND

EXPENSE EXAMPLE at December 31, 2016 (Unaudited)

Shareholders in mutual funds generally incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, redemption fees, and exchange fees, and (2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period (7/1/16 – 12/31/16).

Actual Expenses
The first line of the table below provides information about actual account values and actual expenses, with actual net expenses being limited to 1.25% per the operating expenses limitation agreement for the Capital Advisors Growth Fund.  Although the Fund charges no sales load or transaction fees, you may be assessed a fee for outgoing wire transfers, returned checks, and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. The Example below includes, but is not limited to, management fees, fund accounting, custody and transfer agent fees. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second set of lines of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

CAPITAL ADVISORS GROWTH FUND

EXPENSE EXAMPLE at December 31, 2016 (Unaudited), Continued

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period*
	7/1/16	12/31/16	7/1/16 – 12/31/16
Actual	$1,000.00	$1,059.20	$6.47
Hypothetical (5% return
before expenses)	$1,000.00	$1,018.85	$6.34

*
Expenses are equal to the Fund’s annualized expense ratio of 1.25%, multiplied by the average account value over the period, multiplied by 184 (days in most recent fiscal half-year)/366 days to reflect the one-half year expense.

CAPITAL ADVISORS GROWTH FUND

SECTOR ALLOCATION OF PORTFOLIO ASSETS – December 31, 2016 (Unaudited)

Percentages represent market value as a percentage of total investments.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at December 31, 2016

Shares	COMMON STOCKS - 79.83%	Value
	Asset Management - 2.06%
2,460	BlackRock, Inc.	$936,128

	Auto Manufacturers - Major - 2.22%
29,000	General Motors Co.	1,010,360

	Biotechnology - 6.34%
8,000	Amgen, Inc.	1,169,680
23,900	Gilead Sciences, Inc.	1,711,479
		2,881,159

	Business Services - 4.80%
640	Priceline Group, Inc.*	938,278
15,960	Visa, Inc. - Class A	1,245,199
		2,183,477

	Catalog & Mail Order Houses - 3.13%
1,900	Amazon.com, Inc.*	1,424,753

	Conglomerates - 2.31%
33,200	General Electric Co.	1,049,120

	Credit Services - 5.73%
71,800	Synchrony Financial	2,604,186

	Drug Manufacturers - 7.02%
17,800	Bristol-Myers Squibb Co.	1,040,232
7,400	Johnson & Johnson	852,554
22,050	Merck & Co., Inc.	1,298,084
		3,190,870

	Drugs - Generic - 5.40%
11,700	Allergan PLC*#	2,457,117

	Electronics Wholesale - 2.65%
16,880	Arrow Electronics, Inc.*	1,203,544

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at December 31, 2016, Continued

Shares		Value
	Entertainment - Diversified - 3.32%
14,500	Walt Disney Co.	$1,511,190

	Healthcare Information Services - 2.31%
22,200	Cerner Corp.*	1,051,614

	Independent Oil & Gas - 5.21%
30,000	Continental Resources, Inc.*	1,546,200
20,300	Newfield Exploration Co.*	822,150
		2,368,350

	Internet Information Providers - 3.75%
1,090	Alphabet, Inc. - Class A*	863,771
1,092	Alphabet, Inc. - Class C*	842,827
		1,706,598

	Medical Laboratories & Research - 2.71%
9,600	Laboratory Corp. of America Holdings*	1,232,448

	Money Center Banks - 8.84%
50,100	Citigroup, Inc.	2,977,443
18,900	Wells Fargo & Co.	1,041,579
		4,019,022

	Personal Computers - 4.51%
17,700	Apple, Inc.	2,050,014

	Personal Products - 5.66%
15,700	Procter & Gamble Co.	1,320,056
30,800	Unilever PLC - ADR	1,253,560
		2,573,616

	Processed & Packaged Goods - 1.86%
8,100	PepsiCo, Inc.	847,503
	Total Common Stocks (Cost $26,801,118)	36,301,069

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

SCHEDULE OF INVESTMENTS at December 31, 2016, Continued

Shares	REITS - 5.10%	Value
	Real Estate Development - 5.10%
70,200	Brookfield Asset Management, Inc. -
	Class A#	$2,317,302
	Total REITS (Cost $1,677,486)	2,317,302

	SHORT-TERM INVESTMENTS - 14.79%
6,723,478	Fidelity Investments Money Market
	Government Portfolio, Class I, 0.39%†
	(Cost $6,723,478)	6,723,478
	Total Investments in Securities
	(Cost $35,202,082) - 99.72%	45,341,849
	Other Assets in Excess of Liabilities - 0.28%	128,981
	Net Assets - 100.00%	$45,470,830

*	Non-income producing security.
#	U.S. traded security of a foreign issuer.
†	Rate shown is the 7-day annualized yield as of December 31, 2016.
ADR - American Depository Receipt
REIT - Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES at December 31, 2016

ASSETS
Investments, at value (cost $35,202,082)	$45,341,849
Cash	7,717
Receivables:
Fund shares issued	154,172
Dividends and interest	37,904
Prepaid expenses	11,418
Total assets	45,553,060

LIABILITIES
Payables:
Fund shares redeemed	603
Due to advisor	20,448
Audit fees	19,500
Shareholder reporting	5,699
Transfer agent fees and expenses	5,769
Administration and fund accounting fees	14,907
12b-1 distribution fees	9,573
Chief Compliance Officer fee	1,500
Custodian fees	906
Legal fees	1,336
Accrued other expenses	1,989
Total liabilities	82,230

NET ASSETS	$45,470,830

CALCULATION OF NET ASSET VALUE PER SHARE
Net assets applicable to shares outstanding	$45,470,830
Shares issued and outstanding [unlimited
number of shares (par value $0.01) authorized]	1,885,632
Net asset value, offering and
redemption price per share	$24.11

COMPONENTS OF NET ASSETS
Paid-in capital	$35,363,335
Accumulated net realized loss on investments	(32,272)
Net unrealized appreciation on investments	10,139,767
Net assets	$45,470,830

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENT OF OPERATIONS For the year ended December 31, 2016

INVESTMENT INCOME
Income
Dividends (net of foreign tax
withheld and issuance fees of $10,864)	$562,936
Interest	18,988
Total income	581,924

Expenses
Advisory fees (Note 4)	319,179
12b-1 distribution fees (Note 5)	106,393
Administration and fund accounting fees (Note 4)	86,952
Transfer agent fees and expenses (Note 4)	33,395
Audit fees	19,500
Registration fees	19,256
Legal fees	12,762
Trustee fees	10,150
Chief Compliance Officer fee (Note 4)	9,000
Shareholder reporting	4,560
Custody fees (Note 4)	4,535
Insurance	2,380
Miscellaneous fees	2,258
Total expenses	630,320
Less: advisory fee waiver (Note 4)	(98,355)
Net expenses	531,965
Net investment income	49,959

REALIZED AND UNREALIZED
GAIN ON INVESTMENTS
Net realized gain from investments	232,539
Net change in unrealized appreciation on investments	3,802,998
Net realized and unrealized gain on investments	4,035,537
Net increase in net assets
resulting from operations	$4,085,496

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2016	December 31, 2015
INCREASE/(DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment income	$49,959	$38,357
Net realized gain on investments	232,539	1,681,092
Net change in unrealized
appreciation on investments	3,802,998	(3,041,579)
Net increase/(decrease) in net
assets resulting from operations	4,085,496	(1,322,130)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	(97,115)	(219,225)
From net realized gain on investments	(196,136)	(2,136,726)
Total distributions to shareholders	(293,251)	(2,355,951)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a)	2,765,060	3,479,803
Total increase/(decrease)
in net assets	6,557,305	(198,278)

NET ASSETS
Beginning of year	38,913,525	39,111,803
End of year	$45,470,830	$38,913,525
Includes undistributed net
investment loss of	$—	$—

(a)	A summary of share transactions is as follows:

	Year Ended		Year Ended
	December 31, 2016		December 31, 2015
	Shares	Paid-in Capital	Shares	Paid-in Capital
Shares sold	335,142	$7,577,298	242,849	$5,867,674
Shares issued in
reinvestment
of distributions	11,651	282,776	102,161	2,289,438
Shares redeemed+	(220,495)	(5,095,014)	(194,290)	(4,677,309)
Net increase	126,298	$2,765,060	150,720	$3,479,803
+ Net of redemption
fees of		$—		$1

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

FINANCIAL HIGHLIGHTS For a share outstanding throughout the year

	Year Ended December 31,
	2016	2015		2014		2013	2012
Net asset value,
beginning of year	$22.12	$24.31		$23.97		$19.09	$17.08
Income from
investment operations:
Net investment income	0.03	0.02	(1)	0.13	(1)	0.12	0.17
Net realized and
unrealized gain/(loss)
on investments	2.12	(0.79)		2.80		5.41	2.00
Total from
investment operations	2.15	(0.77)		2.93		5.53	2.17
Less distributions:
From net
investment income	(0.05)	(0.13)		(0.26)		(0.34)	(0.16)
From net realized
gain on investments	(0.11)	(1.29)		(2.33)		(0.31)	—
Total distributions	(0.16)	(1.42)		(2.59)		(0.65)	(0.16)
Redemption fees retained	—	0.00	(1)(2)	0.00	(1)(2)	—	—
Net asset value, end of year	$24.11	$22.12		$24.31		$23.97	$19.09
Total return	9.71%	-3.22%		12.57%		29.10%	12.74%
Ratios/supplemental data:
Net assets, end of
year (thousands)	$45,471	$38,914		$39,112		$35,087	$27,843
Ratio of expenses to
average net assets:
Before fee waivers	1.48%	1.49%		1.58%		1.58%	1.65%
After fee waivers	1.25%	1.25%		1.25%		1.25%	1.25%
Ratio of net investment
income to average
net assets:
Before fee waivers	(0.11)%	(0.14)%		0.20%		0.20%	0.51%
After fee waivers	0.12%	0.10%		0.53%		0.53%	0.91%
Portfolio turnover rate	39.60%	44.34%		35.90%		41.25%	34.53%

(1)	Based on average shares outstanding.
(2)	Amount is less than $0.01.

The accompanying notes are an integral part of these financial statements.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2016

NOTE 1 – ORGANIZATION

The Capital Advisors Growth Fund (the “Fund”) is a diversified series of Advisors Series Trust (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company.  The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”. The Fund began operations on January 1, 2000. The Fund is a diversified fund.  The investment objective of the Fund is to achieve long-term capital growth.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.	Security Valuation: All investments in securities are recorded at their estimated fair value, as described in note 3.

B.
Federal Income Taxes: It is the Fund’s policy to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income or excise tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on the Fund’s returns filed for open tax years 2013 – 2015, or expected to be taken in the Fund’s 2016 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and the state of Wisconsin; however the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

C.
Security Transactions, Income and Distributions: Security transactions are accounted for on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.  Interest income is recorded on an accrual basis. Dividend income, income and capital gain distributions from underlying funds, and distributions to shareholders are recorded on the ex-dividend date. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2016, Continued

The Fund distributes substantially all net investment income, if any, and net realized gains, if any, annually. Distributions from net realized gains for book purposes may include short-term capital gains.  All short-term capital gains are included in ordinary income for tax purposes.

The amount of dividends and distributions to shareholders from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations which differ from accounting principles generally accepted in the United States of America.  To the extent these book/tax differences are permanent, such amounts are reclassified within the capital accounts based on their Federal tax treatment.

Common expenses of the Trust are typically allocated among the funds in the Trust based on a fund’s respective net assets, or by other equitable means.

D.
Reclassification of Capital Accounts: Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting.  These reclassifications have no effect on net assets or net asset value per share.

For the year ended December 31, 2016, the Fund made the following permanent tax adjustments on the statements of assets and liabilities:

Undistributed
Net Investment	Accumulated Net
Income/(Loss)	Realized Gain/(Loss)	Paid-in Capital
$47,156	$15	$(47,171)

E.
Use of Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

F.
REITs:  The Fund has made certain investments in real estate investment trusts (“REITs”) which pay dividends to their shareholders based upon available funds from operations.  It is quite common for these dividends to exceed the REITs’ taxable earnings and profits resulting in the excess portion being designated as a return of capital.  The Fund intends to include the gross dividends from such REITs in its annual distributions to its shareholders and,

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2016, Continued

accordingly, a portion of the Fund’s distributions may also be designated as a return of capital.

G.	Redemption Fees: The Fund charges a 2.00% redemption fee to shareholders who redeem shares held 7 days or less. Such fees are retained by the Fund and accounted for as an addition to paid-in capital.

During the year ended December 31, 2016, the Fund did not retain any redemption fees.

H.
New Accounting Pronouncement:  In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

I.
Events Subsequent to the Fiscal Year End: In preparing the financial statements as of December 31, 2016, management considered the impact of subsequent events for potential recognition or disclosure in the financial statements.

NOTE 3 – SECURITIES VALUATION

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation levels for majority security types.  These inputs are summarized in the three broad levels listed below:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 –	Observable inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2016, Continued

identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Following is a description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis.

The Fund determines the fair value of its investments and computes its net asset value per share as of the close of regular trading on the New York Stock Exchange (4:00 pm EST).

Equity Securities – The Fund’s investments are carried at fair value. Equity securities, including common stocks, that are primarily traded on a national securities exchange shall be valued at the last sale price on the exchange on which they are primarily traded on the day of valuation or, if there has been no sale on such day, at the mean between the bid and asked prices. Securities primarily traded in the NASDAQ Global Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Over-the-counter securities which are not traded in the NASDAQ Global Market System shall be valued at the most recent sales price. Investments in open-end mutual funds are valued at their net asset value per share. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in level 1 of the fair value hierarchy.

Short-Term Securities: Short-term debt securities, including those securities having a maturity of 60 days or less, are valued at the evaluated mean between the bid and asked prices.  To the extent the inputs are observable and timely, these securities would be classified in level 2 of the fair value hierarchy.

The Board of Trustees (“Board”) has delegated day-to-day valuation issues to a Valuation Committee of the Trust which is comprised of representatives from U.S. Bancorp Fund Services, LLC, the Fund’s administrator.  The function of the Valuation Committee is to value securities

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2016, Continued

where current and reliable market quotations are not readily available or the closing price does not represent fair value by following procedures approved by the Board.  These procedures consider many factors, including the type of security, size of holding, trading volume and news events.  All actions taken by the Valuation Committee are subsequently reviewed and ratified by the Board.

Depending on the relative significance of the valuation inputs, fair valued securities may be classified in either level 2 or level 3 of the fair value hierarchy.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.  The following is a summary of the inputs used to value the Fund’s securities as of December 31, 2016:

	Level 1	Level 2	Level 3	Total
Common Stocks
Basic Materials	$2,368,350	$—	$—	$2,368,350
Conglomerates	1,049,120	—	—	1,049,120
Consumer Goods	4,431,479	—	—	4,431,479
Financial	8,804,535	—	—	8,804,535
Healthcare	9,761,594	—	—	9,761,594
Services	5,077,765	—	—	5,077,765
Technology	4,808,226	—	—	4,808,226
Total Common Stocks	36,301,069	—	—	36,301,069
REITS	2,317,302	—	—	2,317,302
Short-Term Investments	6,723,478	—	—	6,723,478
Total Investments in Securities	$45,341,849	$—	$—	$45,341,849

Refer to the Fund’s schedule of investments for a detailed break-out of common stocks by industry classification. Transfers between levels are recognized at December 31, 2016, the end of the reporting period.  The Fund recognized no transfers to/from level 1 or level 2. There were no level 3 securities held in the Fund during the year ended December 31, 2016.

NOTE 4 – INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

For the year ended December 31, 2016, Capital Advisors, Inc. (the “Advisor”) provided the Fund with investment management services under an investment advisory agreement. The Advisor furnished all investment advice, office space, facilities, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at an annual rate of 0.75%, based upon the average daily net assets of the Fund.  For the year ended December 31, 2016, the Fund incurred $319,179 in advisory fees.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2016, Continued

The Fund is responsible for its own operating expenses.  The Advisor has contractually agreed to reduce fees payable to it by the Fund and to pay Fund operating expenses (excluding acquired fund fees and expenses, taxes, interest expense and extraordinary expenses) to the extent necessary to limit the Fund’s aggregate annual operating expenses to 1.25% of average daily net assets.  Any such reduction made by the Advisor in its fees or payment of expenses which is the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years. Any such reimbursement is also contingent upon Board of Trustees review and approval at the time the reimbursement is made. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses. For the year ended December 31, 2016, the Advisor reduced its fees in the amount of $98,355; no amounts were reimbursed to the Advisor. Cumulative expenses subject to recapture pursuant to the aforementioned conditions and the year of expiration are as follows:

Year	Amount
2017	$120,704
2018	94,714
2019	98,355
$313,773

U.S. Bancorp Fund Services, LLC (the “Administrator”) acts as the Fund’s Administrator under an administration agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals.

U.S. Bancorp Fund Services, LLC (“USBFS” or the “Transfer Agent”) also serves as the fund accountant and transfer agent to the Fund.  U.S. Bank N.A., an affiliate of USBFS, serves as the Fund’s custodian.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. The Distributor is an affiliate of the Administrator.

Certain officers of the Fund are also employees of the Administrator. The Trust’s Chief Compliance Officer is also an employee of USBFS.  A

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2016, Continued

Trustee of the Trust is affiliated with USBFS and U.S. Bank N.A.  This same Trustee is an interested person of the Distributor.

For the year ended December 31, 2016, the Fund incurred the following expenses for administration, fund accounting, transfer agency, custody, and Chief Compliance Officer fees:

Administration and Fund Accounting	$86,952
Transfer Agency (a)	23,507
Custody	4,535
Chief Compliance Officer	9,000

(a) Does not include out-of-pocket expenses

At December 31, 2016, the Fund had payables due to USBFS for administration, fund accounting, transfer agency and Chief Compliance Officer fees and to U.S. Bank N.A. for custody fees in the following amounts:

Administration and Fund Accounting	$14,907
Transfer Agency (a)	3,989
Chief Compliance Officer	1,500
Custody	906

(a) Does not include out-of-pocket expenses

NOTE 5 – DISTRIBUTION COSTS

The Fund has adopted a Distribution Plan pursuant to Rule 12b-1 (the “Plan”). The Plan permits the Fund to pay for distribution and related expenses at an annual rate of up to 0.25% of the Fund’s average daily net assets. The expenses covered by the Plan may include the cost of preparing and distributing prospectuses and other sales material, advertising and public relations expenses, payments to financial intermediaries and compensation of personnel involved in selling shares of the Fund. Payments made pursuant to the Plan will represent compensation for distribution and service activities, not reimbursements for specific expenses incurred.  Pursuant to a distribution coordination agreement adopted under the Plan, distribution fees are paid to the Advisor as “Distribution Coordinator”.  For the year ended December 31, 2016, the Fund paid the Distribution Coordinator $106,393.

NOTE 6 – PURCHASES AND SALES OF SECURITIES

For the year ended December 31, 2016, the cost of purchases and the proceeds from sales of securities, excluding short-term securities, were $15,652,891 and $13,869,353, respectively.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2016, Continued

NOTE 7 – INCOME TAXES

The tax character of distributions paid during the year ended December 31, 2016 and the year ended December 31, 2015 was as follows:

	December 31, 2016	December 31, 2015
Ordinary income	$230,035	$ 173,015
Long-term capital gains	63,216	2,182,936

Ordinary income distributions may include dividends paid from short-term capital gains.

As of December 31, 2016,  the components of accumulated earnings/(losses) on a tax basis were as follows:

Cost of investments	$35,202,082
Gross tax unrealized appreciation	10,790,381
Gross tax unrealized depreciation	(650,614)
Net tax unrealized appreciation	10,139,767
Undistributed ordinary income	—
Undistributed long-term capital gain	—
Total distributable earnings	—
Other accumulated gains/(losses)	(32,272)
Total accumulated earnings/(losses)	$10,107,495

The difference between book basis and tax basis distributable earnings is attributable to post-October losses.

At December 31, 2016, the Capital Advisors Growth Fund deferred, on a tax basis, post-October losses of $32,272.

NOTE 8 – PRINCIPAL RISKS

Below is a summary of some, but not all, of the principal risks of investing in the Fund, each of which may adversely affect a Fund’s net asset value and total return. The Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies and principal risks.

•	Growth-Style Investing Risk – Growth stocks may be more volatile than other types of stocks and may perform differently from the market as a whole.
•	Management Risk – The Fund’s ability to achieve its investment objective depends on the ability of the Advisor to correctly identify economic trends and select stocks.

CAPITAL ADVISORS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS at December 31, 2016, Continued

•	Market Risk – The value of stocks and other securities the Fund holds or the overall stock market may decline over short or extended periods.

•
Options Risk – Writing call options is a highly specialized activity and entails greater than ordinary investment risks. By writing (or selling) a call option, the Fund loses the potential for gain on the underlying security above the exercise price. If the call option is exercised, the Fund misses out on any gain from an increase in the market price over the exercise price.

•
Non-U.S. Investment Risk – Investments in foreign securities are subject to special risks. Foreign securities can be more volatile than domestic (U.S.) securities. Securities markets of other countries are generally smaller than U.S. securities markets. Many foreign securities may be less liquid and more volatile than U.S. securities, which could affect the Fund’s investments.

CAPITAL ADVISORS GROWTH FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Advisors Series Trust and
Shareholders of Capital Advisors Growth Fund

We have audited the accompanying statement of assets and liabilities of the Capital Advisors Growth Fund (the “Fund”), a series of Advisors Series Trust (the “Trust”), including the schedule of investments, as of December 31, 2016, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Capital Advisors Growth Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
March 1, 2017

CAPITAL ADVISORS GROWTH FUND

NOTICE TO SHAREHOLDERS at December 31, 2016 (Unaudited)

For the year ended December 31, 2016, the Capital Advisors Growth Fund designated $230,035 and $63,216 as ordinary income and long-term capital gains, respectively, for purposes of the dividends paid deduction.

For the year ended December 31, 2016, certain dividends paid by the Capital Advisors Growth Fund may be subject to a maximum tax rate of 23.80%, as provided by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of dividends declared from net investment income designated as qualified dividend income was 100.00% for the Capital Advisors Growth Fund.

For corporate shareholders, the percent of ordinary income distributions qualifying for the corporate dividends received deduction for the year ended December 31, 2016 was 100.00% for the Capital Advisors Growth Fund.

The percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the year ended December 31, 2016 was 57.78% for the Capital Advisors Growth Fund.

How to Obtain a Copy of the Fund’s Proxy Voting Policies

A description of the policies and procedures that the Fund use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-205-0523 or on the SEC’s website at http://www.sec.gov.

How to Obtain a Copy of the Funds’ Proxy Voting Records for the 12-Month Period Ended June 30, 2016

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-205-0523. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

Quarterly Filings on Form N-Q

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC and information on the operation of the Public Reference Room may be obtained by calling 1-202-551-8090. Information included in the Fund’s Form N-Q is also available by calling 1-866-205-0523.

CAPITAL ADVISORS GROWTH FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited)

This chart provides information about the Trustees and Officers who oversee the Fund.  Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees.

		Term of		Number of
		Office		Portfolios
	Position	and	Principal	in Fund	Other
	Held	Length	Occupation	Complex	Directorships
Name, Address	with the	of Time	During Past	Overseen	Held During
and Age	Trust	Served	Five Years	by Trustee(2)	Past Five Years(3)

Independent Trustees(1)

Gail S. Duree	Trustee	Indefinite	Director, Alpha	1	Trustee,
(age 70)		term;	Gamma Delta		Advisors Series
615 E. Michigan Street		since	Housing		Trust (for series
Milwaukee, WI 53202		March	Corporation		not affiliated
		2014.	(collegiate housing		with the Fund);
			management)		Independent
			(2012 to present);		Trustee from
			Trustee and Chair		1999 to 2012,
			(2000 to 2012),		New Covenant
			New Covenant		Mutual Funds
			Mutual Funds		(an open-end
			(1999 to 2012);		investment
			Director and		company with
			Board Member,		4 portfolios).
Alpha Gamma
Delta Foundation
(philanthropic
organization)
(2005 to 2011).

George J. Rebhan	Trustee	Indefinite	Retired; formerly	1	Trustee,
(age 82)		term;	President, Hotchkis		Advisors Series
615 E. Michigan Street		since	and Wiley Funds		Trust (for series
Milwaukee, WI 53202		May	(mutual funds)		not affiliated
		2002.	(1985 to 1993).		with the Fund);
Independent
Trustee from
1999 to 2009,
E*TRADE
Funds.

George T. Wofford	Trustee	Indefinite	Retired; formerly	1	Trustee,
(age 77)		term;	Senior Vice		Advisors Series
615 E. Michigan Street		since	President, Federal		Trust (for series
Milwaukee, WI 53202		February	Home Loan Bank		not affiliated
		1997.	of San Francisco.		with the Fund).

CAPITAL ADVISORS GROWTH FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of		Number of
		Office		Portfolios
	Position	and	Principal	in Fund	Other
	Held	Length	Occupation	Complex	Directorships
Name, Address	with the	of Time	During Past	Overseen	Held During
and Age	Trust	Served	Five Years	by Trustee(2)	Past Five Years(3)
Raymond B. Woolson	Trustee	Indefinite	President,	1	Trustee,
(age 58)		term*;	Apogee Group,		Advisors Series
615 E. Michigan Street		since	Inc. (financial		Trust (for series
Milwaukee, WI 53202		January	consulting firm)		not affiliated
		2016.	(1998 to present).		with the Fund);
Independent
Trustee,
DoubleLine
Funds Trust (an
open-end
investment
company with
13 portfolios),
DoubleLine
Equity Funds,
DoubleLine
Opportunistic
Credit Fund
and DoubleLine
Income
Solutions Fund,
from 2010
to present.

Interested Trustee

Joe D. Redwine(4)	Interested	Indefinite	President, CEO,	1	Trustee,
(age 69)	Trustee	term;	U.S. Bancorp Fund		Advisors Series
615 E. Michigan Street		since	Services, LLC		Trust (for series
Milwaukee, WI 53202		September	(May 1991		not affiliated
		2008.	to present).		with the Fund).

CAPITAL ADVISORS GROWTH FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of	Principal
	Position	Office and	Occupation
Name, Address	Held with	Length of	During Past
and Age	the Trust	Time Served	Five Years

Officers

Joe D. Redwine	Chairman	Indefinite	President, CEO, U.S. Bancorp Fund
(age 69)	and Chief	term; since	Services, LLC (May 1991 to present).
615 E. Michigan Street	Executive	September
Milwaukee, WI 53202	Officer	2007.

Douglas G. Hess	President	Indefinite	Senior Vice President, Compliance and
(age 49)	and Principal	term; since	Administration, U.S. Bancorp Fund
615 E. Michigan Street	Executive	June 2003.	Services, LLC (March 1997 to present).
Milwaukee, WI 53202	Officer

Cheryl L. King	Treasurer	Indefinite	Vice President, Compliance and
(age 55)	and Principal	term; since	Administration, U.S. Bancorp Fund
615 E. Michigan Street	Financial	December	Services, LLC (October 1998 to present).
Milwaukee, WI 53202	Officer	2007.

Kevin J. Hayden	Assistant	Indefinite	Assistant Vice President, Compliance
(age 45)	Treasurer	term; since	and Administration, U.S. Bancorp Fund
615 E. Michigan Street		September	Services, LLC (June 2005 to present).
Milwaukee, WI 53202		2013.

Michael L. Ceccato	Vice	Indefinite	Senior Vice President,
(age 59)	President,	term; since	U.S. Bancorp Fund Services, LLC
615 E. Michigan Street	Chief	September	(February 2008 to present).
Milwaukee, WI 53202	Compliance	2009.
Officer and
AML Officer

Jeanine M. Bajczyk, Esq.	Secretary	Indefinite	Senior Vice President and Counsel,
(age 51)		term; since	U.S. Bancorp Fund Services, LLC
615 E. Michigan Street		September	(May 2006 to present).
Milwaukee, WI 53202		2015.

CAPITAL ADVISORS GROWTH FUND

INFORMATION ABOUT TRUSTEES AND OFFICERS (Unaudited), Continued

		Term of	Principal
	Position	Office and	Occupation
Name, Address	Held with	Length of	During Past
and Age	the Trust	Time Served	Five Years
Emily R. Enslow, Esq.	Assistant	Indefinite	Assistant Vice President, U.S.
(age 30)	Secretary	term; since	Bancorp Fund Services, LLC
615 E. Michigan Street		September	(July 2013 to present); Proxy Voting
Milwaukee, WI 53202		2015.	Coordinator and Class Action
Administrator, Artisan Partners
Limited Partnership (September 2012 to
July 2013); Legal Internship, Artisan
Partners Limited Partnership
(February 2012 to September 2012);
J.D. Graduate, Marquette University
Law School (2009 to 2012).

*
Under the Trust’s Agreement and Declaration of Trust, a Trustee serves during the continued lifetime of the Trust until he/she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed, or, if sooner, until the election and qualification of his/her successor.  In addition, the Trustees have designated a mandatory retirement age of 75, such that each Trustee first elected or appointed to the Board after December 1, 2015, serving as such on the date he or she reaches the age of 75, shall submit his or her resignation not later than the last day of the calendar year in which his or her 75th birthday occurs.

(1)	The Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
As of December 31, 2016, the Trust was comprised of 46 active portfolios managed by unaffiliated investment advisors.  The term “Fund Complex” applies only to the Fund.  The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment adviser with any other series.

(3)
“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the Securities Exchange Act of 1934, as amended, (that is, “public companies”) or other investment companies registered under the 1940 Act.

(4)
Mr. Redwine is an “interested person” of the Trust as defined by the 1940 Act.  Mr. Redwine is an interested Trustee of the Trust by virtue of the fact that he is an interested person of Quasar Distributors, LLC who acts as principal underwriter to the series of the Trust.

The Statement of Additional Information includes additional information about the Fund’s Trustees and Officers and is available, without charge, upon request by calling 1-866-205-0523.

CAPITAL ADVISORS GROWTH FUND

ADDITIONAL INFORMATION

Householding

In an effort to decrease costs, the Fund intends to reduce the number of duplicate prospectuses, annual and semi-annual reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders the Transfer Agent reasonably believes are from the same family or household.  Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-866-205-0523 to request individual copies of these documents.  Once the Transfer Agent receives notice to stop householding, the Transfer Agent will begin sending individual copies thirty days after receiving your request.  This policy does not apply to account statements.

CAPITAL ADVISORS GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited)

At a meeting held on December 7-8, 2016, the Board (which is comprised of five persons, four of whom are Independent Trustees as defined under the Investment Company Act of 1940, as amended), considered and approved the continuance of the investment advisory agreement (the “Advisory Agreement”) between Advisors Series Trust (the “Trust”) and Capital Advisors, Inc. (the “Advisor”) for another annual term for the Capital Advisors Growth Fund (the “Fund”).  At this meeting, and at a prior meeting held on October 11-12, 2016, the Board received and reviewed substantial information regarding the Fund, the Advisor and the services provided by the Advisor to the Fund under the Advisory Agreement.  This information, together with the information provided to the Board throughout the course of the year, formed the primary (but not exclusive) basis for the Board’s determinations.  Below is a summary of the factors considered by the Board and the conclusions that formed the basis for the Board’s approval of the continuance of the Advisory Agreement:

1.
THE NATURE, EXTENT AND QUALITY OF THE SERVICES PROVIDED AND TO BE PROVIDED BY THE ADVISOR UNDER THE ADVISORY AGREEMENT.  The Board considered the nature, extent and quality of the Advisor’s overall services provided to the Fund as well as its specific responsibilities in all aspects of day-to-day investment management of the Fund.  The Board considered the qualifications, experience and responsibilities of the portfolio managers, as well as the responsibilities of other key personnel of the Advisor involved in the day-to-day activities of the Fund.  The Board also considered the resources and compliance structure of the Advisor, including information regarding its compliance program, its chief compliance officer, the Advisor’s compliance record, and the Advisor’s disaster recovery/business continuity plan.  The Board also considered the prior relationship between the Advisor and the Trust, as well as the Board’s knowledge of the Advisor’s operations, and noted that during the course of the prior year they had met with the Advisor in person to discuss the Fund’s performance and investment outlook as well as various marketing and compliance topics, including the Advisor’s risk management process.  The Board concluded that the Advisor had the quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Advisory Agreement and that the nature, overall quality and extent of such management services are satisfactory.

CAPITAL ADVISORS GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

2.
THE FUND’S HISTORICAL PERFORMANCE AND THE OVERALL PERFORMANCE OF THE ADVISOR.  In assessing the quality of the portfolio management delivered by the Advisor, the Board reviewed the short-term and long-term performance of the Fund as of June 30, 2016 on both an absolute basis and in comparison to its peer funds utilizing Lipper and Morningstar classifications and appropriate securities benchmarks.  While the Board considered both short-term and long-term performance, it placed greater emphasis on longer term performance.  When reviewing performance against the comparative peer group universe, the Board took into account that the investment objectives and strategies of the Fund, as well as the Fund’s level of risk tolerance, may differ significantly from funds in the peer universe. In considering the Fund’s performance, the Trustees placed greater emphasis on performance against peers as opposed to the unmanaged benchmark indices.

The Board noted that the Fund’s performance, with regard to its Lipper comparative universe, was above its peer group median for the one-year period and below its peer group median for the three-year, five-year, and ten-year periods.

The Board noted that the Fund’s performance, with regard to its Morningstar comparative universe, was above its peer group median for the one-year period and below its peer group median for the three-year, five-year, and ten-year periods.

The Board also considered the Fund’s underperformance compared to the Advisor’s similarly managed accounts and considered the reasons for that underperformance.  The Board noted that the Advisor represented that differences in performance were primarily due to the ability to purchase certain stocks in separately managed accounts that are not available for the Fund, as well as any other client-specific mandates in the separate accounts. The Board also reviewed the performance of the Fund against broad-based securities market benchmarks.

3.
THE COSTS OF THE SERVICES TO BE PROVIDED BY THE ADVISOR AND THE STRUCTURE OF THE ADVISOR’S FEE UNDER THE ADVISORY AGREEMENT.  In considering the advisory fee and total fees and expenses of the Fund, the Board reviewed comparisons to the peer funds and the Advisor’s similarly managed separate accounts for other types of clients, as well as expense waivers and reimbursements.  When reviewing fees charged to other similarly managed accounts for

CAPITAL ADVISORS GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

the Fund, the Board took into account the type of account and the differences in the management of that account that might be germane to the difference, if any, in the fees charged to such accounts.  The Board found that the advisory fees charged to the Fund were generally below the advisory fees charged by the Advisor to its similarly managed separate account clients.

The Board noted that the Advisor had contractually agreed to maintain an annual expense ratio for the Fund’s Investor Class shares of 1.25% (the “Expense Cap”).  The Board noted that the Fund’s total expense ratio was above its peer group median and average, and the contractual advisory fee was above its peer group median and average.  Additionally, the Board noted that when the Fund’s peer group was adjusted to include only funds with similar asset sizes, both the total expense ratio and the contractual advisory fee for the Fund were equal to the median and below the average of this segment of its peer group.  The Board also considered that after advisory fee waivers and the payment of Fund expenses necessary to maintain the Expense Cap, the net advisory fees received by the Advisor from the Fund during the most recent fiscal period were well below the peer group median and average.  The Board also took into consideration the services the Advisor provided to its separately managed account clients, comparing the fees charged for those management services to the fees charged to the Fund.  The Board found that the management fees charged to the Fund were generally below the management fees charged to the Advisor’s separately managed account clients.  As a result, the Trustees noted that the Fund’s expenses and advisory fee were not outside the range of its peer group.

4.
ECONOMIES OF SCALE.  The Board also considered whether economies of scale were being realized by the Advisor that should be shared with shareholders.  The Board noted that the Advisor has contractually agreed to reduce its advisory fees or reimburse Fund expenses so that the Fund does not exceed its specified Expense Cap.  The Board noted that at current asset levels, it did not appear that there were additional significant economies of scale being realized by the Advisor and concluded that it would continue to monitor economies of scale in the future as circumstances changed and assuming asset levels continued to increase.

CAPITAL ADVISORS GROWTH FUND

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (Unaudited), Continued

5.
THE PROFITS TO BE REALIZED BY THE ADVISOR AND ITS AFFILIATES FROM THEIR RELATIONSHIP WITH THE FUND.  The Board reviewed the Advisor’s financial information and took into account both the direct benefits and the indirect benefits to the Advisor from advising the Fund.  The Board considered the profitability to the Advisor from its relationship with the Fund and considered any additional benefits derived by the Advisor from its relationship with the Fund, including benefits received in the form of Rule 12b-1 fees to its affiliated broker-dealer and Rule 12b-1 fees to third party broker-dealers, which are used to compensate broker-dealers for platform fees and selling the Fund’s shares, and the ability to use the Fund as a vehicle for its separate account business.  The Board also considered that the Fund does not utilize “soft dollars.”  The Board also reviewed information regarding fee offsets for separate accounts invested in the Fund and determined that the Advisor was not receiving an advisory fee both at the separate account and at the Fund level for these accounts, and as a result was not receiving additional fall-out benefits from these relationships.  After such review, the Board determined that the profitability to the Advisor with respect to the Advisory Agreement was not excessive, and that the Advisor had maintained adequate profit levels to support the services it provides to the Fund.

No single factor was determinative of the Board’s decision to approve the continuance of the Advisory Agreement for the Fund, but rather the Board based its determination on the total combination of information available to them.  Based on a consideration of all the factors in their totality, the Board determined that the advisory arrangements with the Advisor, including the advisory fees, were fair and reasonable.  The Board therefore determined that the continuance of the Advisory Agreement for the Fund would be in the best interests of the Fund and its shareholders.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•   Information we receive about you on applications or other forms;

•   Information you give us orally; and/or

•   Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Advisor
Capital Advisors, Inc.
2200 South Utica Place, Suite 150
Tulsa, Oklahoma 74114

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, Wisconsin 53202

Custodian
U.S. Bank N.A.
1555 North River Center Drive, Suite 302
Milwaukee, Wisconsin 53212

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, Wisconsin 53202
1-866-205-0523

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, New York 10103

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, Pennsylvania 19103

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance.  Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.  Statements and other information herein are dated and are subject to change.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Ms. Gail S. Duree is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  There were no “other services” provided by the principal accountant.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 12/31/2016	FYE 12/31/2015
Audit Fees	$16,100	$15,900
Audit-Related Fees	N/A	N/A
Tax Fees	$3,400	$3,300
All Other Fees	N/A	N/A

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentage of fees billed by Tait, Weller & Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2016	FYE 12/31/2015
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full‑time permanent employees of the principal accountant.

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.  The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2016	FYE 12/31/2015
Registrant	N/A	N/A
Registrant’s Investment Adviser	N/A	N/A

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)   Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Advisors Series Trust

By (Signature and Title)*     /s/ Douglas G. Hess
  Douglas G. Hess, President

Date     3/7/17

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*     /s/ Douglas G. Hess
  Douglas G. Hess, President

Date     3/7/17

By (Signature and Title)*     /s/ Cheryl L. King
  Cheryl L. King, Treasurer

Date     3/7/17

* Print the name and title of each signing officer under his or her signature.